SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 9, 2006

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                               0-7246                       95-2636730

(State or Other Jurisdiction                  (Commission                                     (IRS Employer

      of Incorporation)                                                 File Number)           Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01                Other events of importance to security holders.

The Company announced that it will file an extension notification with the SEC for its Annual Report on Form 10-K for the year ended December 31, 2005.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

The news release is filed herewith as Exhibit 99.1 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

By           /s/ Darwin L. Stump

                Darwin L. Stump

                Chief Financial Officer

                Date  March 9, 2006